                               _________________

                                      UST
                                 Private Equity
                              Investors Fund, Inc.
                               _________________

                                 ANNUAL REPORT


                                October 31, 1999

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholders,

  We are pleased to provide you with the 1999 Annual Report of the UST Private Equity Investors Fund, Inc. (the "Fund"). 1999 has been a positive year for the Fund. The Fund's net asset value increased over 9.0% for the year to $1,021.00 per share. Since inception, we have distributed over $4.1 million of capital gains and current income. As discussed in "Subsequent Events", below, there have been several material positive developments that occurred after the closing of our books on October 31, 1999. We believe this will be reflected in the January 31, 2000 valuation assuming no material adverse events occur in the interim.

  1999 was the fourth year of existence for the Fund and, in many ways, represented a recovery from the difficulties of 1998. Three of the eight remaining privately held portfolio companies in the Fund participated in liquidity events in 1999:

 . Quicklogic Corp., San Jose, CA, (NASDAQ: QUIK) designs, manufacturers and markets high-capacity programmable logic semiconductors, known as field programmable gate arrays (FPGAs), along with comprehensive design software. The company's products shorten the design cycle time for electronic systems, accelerating time-to-market. QuickLogic's new class of devices, embedded standard products (ESPs), facilitates extremely fast development of complex systems. On October 15, QuickLogic completed its initial public offering at $10 per share. Quicklogic's closing price on October 31, 1999 was $18.25 per share, which assigns a market value to the Fund's 431,035 shares of $7.9 million. Due to the 6-month underwriter's lock-up, the Fund's carrying value of $6.2 million reflects a 20% discount to market value.

 . CommSite International, Inc., Vienna, VA, is a provider of wireless towers and construction services. The Fund made a total investment of $2.4 million during the period from May 1996 to March 1998. On May 13, 1999, American Tower Corporation (NYSE: AMT), a publicly traded company, acquired CommSite. The proceeds to the Fund include an initial cash consideration of approximately $2.4 million with milestone payments of $0.2 to $0.5 million to be made if the business continues to perform to pre-established criteria.

 .  On November 17, 1999, shortly after the close of our 1999 books, NeoVista
   Software, Inc. announced its acquisition by Accrue Software, Inc. (NASDAQ:
   ACRU) for $140 million of Accrue stock. A definitive purchase agreement has been signed and the company reports that the transaction is expected to be consummated in December 1999. For more information about NeoVista, see the "Subsequent Events" section below.

  The following is a summary of the 12 direct investments made by the Fund since inception and the status of each.

Investment Exits.
----------------

 . Rental Service Corp., Scottsdale, AZ, is a consolidator of heavy equipment rental businesses. The Fund made a total investment of $1 million in January 1996 and divested its investment in 1998 for total proceeds of $3.0 million.

 .  CommSite International, Inc -- See Above.

Investments Held -- Publicly Traded
-----------------------------------

 . Corsair Communications, Inc. Palo Alto, CA, (NASDAQ: CAIR) is a wireless communication infrastructure company providing pre-paid cellular handset and fraud detection equipment and software. The Fund invested $3.0 million in October 1996. In July 1997, Corsair had an initial public offering. On October 31, the price of Corsair stock was $8 1/4, equaling the Fund's per share cost.

 .  QuickLogic Corp. -- See Above.

Investments Held -- Private
---------------------------

 . Best Friends Pet Care, Inc., Norwalk, CT, is the largest operator of pet kennels in the United States. The company's facilities offer a wide range of pet services including boarding, grooming and training. The Fund has invested a total of $3.5 million, from December 1996 to October 1999, which is currently held at cost. The other institutional investors include Eos Partners, Merrill Lynch, Tudor Investments, Consumer Venture Partners, Chancellor Capital and Victory Ventures.

 . Cardiopulmonary Corp., Milford, CT, is a manufacturer of a smart ventilator used in the acute and sub-acute hospital market. The Fund has invested a total of $2.2 million over a period from November 1996 to July 1998. This position is currently carried at $2.3 million, reflecting a small mark-up attributable to a subsequent financing. The other institutional investors include Oxford Bioscience, Elliot Associates, Axiom Ventures, and Aetna.

 . LogicVision, Inc., San Jose, CA, is a developer of built-in semiconductor testing technologies used in semiconductor design testing and manufacture. As semiconductors become more complex (i.e. large systems reduced to a customized chip), the need for adopting new testing technology is becoming critical. LogicVision operates globally and counts among its customers Sun Microsystems, Cisco Systems, NCR Corp., Hitachi and Hughes. The Fund invested $1.3 million in May 1997 and this position is currently held at cost. The other institutional investors include CitiGrowth, CitiCorp, Zesicker Capital, and Intel.

 . Signius Corp., Somerset, NJ (formerly known as ProCommunications, Corp.), provides telemessaging services for small and medium sized businesses. Signius' service offerings are voice mail, custom call processing, alpha-numeric dispatch, inbound order taking, claims processing and interactive voice response services. The Fund has invested a total of $3.4 million. This position has been written down to $1.3 million, reflecting the valuation of the last financing. The other institutional investors include Bachow, Fidelity Ventures, Nassau Capital, Edison Ventures and Allegra Capital.

 . NeoVista Software, Inc., Cupertino, CA, is a company engaged in developing data mining software applications. Data mining allows companies to discover non-obvious relationships by applying various artificial intelligence algorithms to data that have been deposited into data warehouses. The software allows companies to make use of information that in the past had been collected, but not effectively interpreted. Corporate applications of NeoVista's products include inventory management, customer profiling, behavior prediction and fraud detection. The Fund has made a total investment of $1.2 million. As discussed below in "Subsequent Events", shortly after the end of the Fund's fiscal year, NeoVista was acquired by Accrue Software (NASDAQ:ACRU) for $140 million of Accrue stock. The Fund's carrying value is $1.0 million. The Fund's position, under the terms of the acquisition, is significantly higher than the carrying value.

Investments Written-off
-----------------------

 .  AbTox, Inc., Mundelein, IL, is a manufacturer of gas plasma sterilizers. The
   Fund invested $2.8 million and this position has been written--down to zero. AbTox filed for bankruptcy in July 1998 after the FDA forced the company to stop the manufacture, sale, distribution, and service of its product. The
   FDA indicated that the Company had never received FDA clearance to market its present Plazlyte sterilizer although the Company had received clearance to market a prior version of the Plazlyte sterilizer. At the time of our investment, AbTox had a sterling customer base, which included some of the leading research and medical centers in the world. In our due diligence, which included many discussions with the company's management, its advisers and its customers, the company had represented that it had received all necessary FDA approvals and in fact, represented as such in the various agreements that were signed with the investors.

     In August 1999, the Fund, together with co-investors Hambrecht & Quist Healthcare Investors, Hambrecht & Quist Life Sciences Investors, Westmed Ventures II, LP, Anvers, LP, CG Asian-American Fund, LP, Citi Growth Fund II Offshore, LP, Princeton Global Fund, LP, and others, filed a lawsuit against Salomon Smith Barney and Dominick & Dominick in the Supreme Court of the State of New York alleging fraud and deceit, and negligent misrepresentation, in their actions related to the private placement of AbTox Series F Convertible Preferred Stock to the Fund and the other investors. In October 1999, the defendants, Salomon Smith Barney and Dominick & Dominick, responded to the motion by filing a motion to dismiss the lawsuit based on several legal arguments, including that the plaintiffs did not justifiably rely on alleged misrepresentations or omissions, and the claim of negligent misrepresentation is barred by the Martin Act. We are currently waiting for a hearing date in this action. The Fund's investment manager and its advisers believe that the facts surrounding the AbTox transaction merit the prosecution of this case and our fiduciary duties to the Fund require us to pursue this matter.

 . P2 Holdings Corp. (formerly known as Plynetic Express), San Leandro, CA, was a provider of rapid prototyping and rapid tooling services. The company filed for bankruptcy in 1998. P2 has completed its liquidation and we will not receive any proceeds. The Fund invested $2.8 million in P2 and this position has been written off entirely.

 . Party Stores Holdings, Inc., Melville, NY, operated the Party Experience, the Paperama, and Paper Cutter retail stores. The Company filed for bankruptcy in 1998. The company has completed its liquidation and we will not receive any proceeds. The Fund invested $2.1 million and this position has been written off entirely.

Fund Investments
----------------

During the year, the portfolios of the funds that the Fund has invested in saw significant appreciation in value:

 .  Allegra Capital is a later stage focused venture fund based in New York
   City. In 1999, Allegra reported that one of its portfolio companies had completed an initial public offering. The Fund has committed $2.0 million to Allegra of which $1.6 million has been drawn down. The current carrying value of this position is $2.0 million.

 . Brentwood Associates Buyout Fund II, LP is a buyout and consolidation fund based in Westwood, Ca. The Fund has committed $2.0 million to Brentwood of which $1.6 million has been drawn, and over $300,000 has been distributed. The current carrying value for our position in Brentwood is $1.8 million.

 . Bruckmann, Rosser, Sherill & Co., LP ("BRS") is a leveraged buyout fund based in New York City. The BRS is nearing the end of its investment cycle. In 1999, BRS's portfolio declined in value due to the write-off of its investment in Jitney Jungle, a grocery chain in the Southeast. The Fund has a $2.0 million commitment of which $1.8 million has been drawn and the current carrying value is $2.2 million.

 . Morgenthaler Venture Partners IV, LP, an early stage and buyout fund focusing on healthcare and information technology, appreciated nearly 20% for the year and made several distributions of stock, including Microsoft and Nortel. To date Morgenthaler has drawn down $1.8 million of the Fund's $2.0 million commitment and distributed in excess of $800,000, and has a remaining carrying value of $2.0 million.

 . Sevin Rosen V, LP, an early stage venture fund, appreciated 10% in addition to distributing over $400,000 to the Fund in the form of cash and shares of Cisco Systems. The Cisco distribution is the result of the sale of Lightspeed International and Sentient Networks. The Fund has committed $2.0 million to Sevin Rosen V, of which $1.8 million has been drawn, a total of $1.7 million has been distributed, and the carrying value is $2.2 million.

 . Vanguard V, LP, an early stage fund investing in information technology and healthcare, appreciated 70% for the year. The Fund has committed $2.0 million, all of which has been drawn, $1.0 million has been distributed to date in the form of Cisco stock. The remaining carrying value is $3.7 million. In addition, Vanguard V has appreciated significantly in value since October 31, 1999 as explained in the "Subsequent Events" section below.

Subsequent Events
-----------------

In November 1999, Accrue Software, Inc., (NASDAQ: ACRU), announced its intention to acquire NeoVista Software, Inc. for $140.0 million in the form of
2.4 million shares of Accrue stock. Based on our ownership in NeoVista, the Fund's position is valued at approximately $4.2 million. The Fund's cost basis is $1 million.

On November 5, Cobalt Networks (NASDAQ: COBT), an investment of Vanguard V (see "Funds Investments" above), completed its initial public offering. Cobalt increased dramatically on the first day of trading (the stock was offered at $25 per share and closed on its first day at $128 1/8 per share).

Another investment of Vanguard V, Digital Island (NASDAQ: ISLD), has appreciated significantly in recent months, increasing from a $26.00 per share on September 30, 1999 to $148.00 per share on December 14, 1999.

  These events should increase the value of our position in Vanguard substantially.

  As indicated above, we are beginning to harvest the investments we have made. We will continue to maintain a reserve to support existing investments in private companies. However, we anticipate that we will begin to systematically liquidate our investments on a prudent basis.

  We believe that the investment portfolio is making significant progress and will keep you posted as additional developments unfold.

Respectfully submitted,

/s/ David Fann                            /s/ Douglas Lindgren
David Fann                                    Douglas Lindgren
President and Chief Executive Officer         Chief Investment Officer

UST Private Equity Investors Fund, Inc.
Portfolio of Investments October 31, 1999

   Principal                                               Coupon      Value
 Amount/Shares                                           Rate/Yield  (Note 1)
 -------------                                           ---------- -----------
 COMMERCIAL PAPER -- 12.34%
 $  1,000,000  Bear Stearns Corp., 1/19/00............      6.00%   $   986,833
    1,000,000  CIT, 11/01/99..........................      5.33      1,000,000
    1,000,000  General Electric Capital Corp.,
               2/23/00................................      5.98      1,000,000
    1,000,000  HFC, 1/14/00...........................      5.98      1,000,000
    1,000,000  Morgan Stanley Dean Witter, 2/02/00....      6.02        984,448
                                                                    -----------
               TOTAL COMMERCIAL PAPER (Cost
               $4,971,281)............................                4,971,281
                                                                    -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 19.85%
    1,000,000  Federal Home Loan Bank, 11/01/99.......      5.16**    1,000,000
 ***7,000,000  U.S. Treasury Bill, 11/04/99...........      4.62**    6,997,462
                                                                    -----------
               TOTAL U.S. GOVERNMENT AGENCY
               OBLIGATIONS (Cost $7,997,462)..........                7,997,462
                                                                    -----------
 PRIVATE INVESTMENT FUNDS #, @ -- 34.41%
        6,006  Allegra Capital Partners III, LP.......                2,019,500
          952  Brentwood Associates Buyout Fund II,
               LP.....................................                1,766,274
        1,394  Bruckmann, Rosser, Sherrill & Co., LP..                2,174,000
        2,012  Morgenthaler Venture Partners IV, LP...                1,996,381
        3,588  Sevin Rosen Fund V, LP.................                2,181,989
        4,008  Vanguard V, LP.........................                3,727,091
                                                                    -----------
               TOTAL PRIVATE INVESTMENT FUNDS
               (Cost $9,328,431)......................               13,865,235
                                                                    -----------
 PRIVATE COMPANIES #, @ --  23.58%
  Common and Preferred Stocks -- 23.58%
   Business Services -- 3.34%
      750,000  +Signius Corporation, Series C ........                  932,809
      323,046  +Signius Corporation, Series E ........                  414,307
      113,066  +Signius Corporation (Common)..........                      --
                                                                    -----------
                                                                      1,347,116
                                                                    -----------
   Computer Software -- 2.58%
      537,521  NeoVista Software, Inc., Series V .....                  537,521
      475,481  NeoVista Software, Inc., Series VI ....                  356,611
      103,301  NeoVista Software, Inc., Series VII ...                  103,301
       41,055  NeoVista Software, Inc., Series VIII ..                   41,055
                                                                    -----------
                                                                      1,038,488
                                                                    -----------
   Medical Devices -- 5.81%
    1,136,364  AbTox, Inc., Series F .................                      --
      515,464  +Cardiopulmonary Corp., Series D.......                2,190,722
       35,294  +Cardiopulmonary Corp., Series F.......                  150,000
                                                                    -----------
                                                                      2,340,722
                                                                    -----------

                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Portfolio of Investments October 31, 1999--(continued)

                                                                        Value
   Shares                                                             (Note 1)
   ------                                                            -----------
   Semiconductors -- 3.10%
    294,000 LogicVision, Inc., Series F...........................   $ 1,249,500
                                                                     -----------
   Specialty Retail -- 8.75%
  2,608,696 +Best Friends Pet Care, Inc., Series F ...............     3,000,000
    583,333 +Best Friends Pet Care, Inc., Series G ...............       350,000
    583,333 +Best Friends Pet Care, Inc., Series H ...............       175,000
                                                                     -----------
                                                                       3,525,000
                                                                     -----------
            TOTAL PRIVATE COMPANIES (Cost $14,181,135)............     9,500,826
                                                                     -----------
 PUBLIC COMPANIES -- 22.91%
  Common Stocks -- 22.91%
   Telecommunications -- 7.30%
    356,437 Corsair Communications, Inc...........................     2,940,605
                                                                     -----------
   Semiconductors # -- 15.61%
    431,035 QuickLogic Corp. .....................................     6,293,111
                                                                     -----------
            TOTAL PUBLIC COMPANIES (Cost $5,940,604)..............     9,233,716
                                                                     -----------
 INVESTMENT COMPANIES -- 4.06%
    971,770 Dreyfus Treasury Cash Management Fund.................       971,770
    664,406 Fidelity Cash Portfolio, U.S. Treasury II.............       664,406
                                                                     -----------
            TOTAL INVESTMENT COMPANIES (Cost $1,636,176)..........     1,636,176
                                                                     -----------

TOTAL INVESTMENTS (Cost $44,055,089*)...................... 117.15%  47,204,696
OTHER ASSETS & LIABILITIES (NET)........................... (17.15)  (6,909,427)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $40,295,269
                                                            ======  ===========

--------
*  Aggregate cost for Federal tax and book purposes.
**  Discount Rate
***  Held as collateral for the note payable
+ At October 31, 1999, the Fund owned 5% or more of the Company's outstanding shares thereby making the Company an affiliate as defined by the Investment Company Act of 1940. Total market value of affiliated securities owned at October 31, 1999 was $7,212,838.
# Restricted as to public resale. Acquired between January 3, 1996 and October 31, 1999. Total cost of restricted securities at October 31, 1999 aggregated $26,509,566. Total market value of restricted securities owned at October 31, 1999 was $29,659,172 or 73.6% of net assets.
@  Non-Income Producing Security

                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Assets and Liabilities
October 31, 1999


  ASSETS:
   Investments, at value (Cost $44,055,089) (Note 1)..............  $47,204,696
   Receivable for investments sold................................      436,770
   Interest receivable............................................      110,457
   Prepaid expenses...............................................        8,522
   Cash...........................................................        4,993
                                                                    -----------
   Total Assets...................................................   47,765,438
  LIABILITIES:
   Deferred incentive fee payable (Note 2)........................      227,752
   Management fees payable (Note 2)...............................      128,136
   Directors' fees payable (Note 2)...............................       43,501
   Administration fees payable (Note 2)...........................       14,567
   Note payable (Note 4)..........................................    7,000,000
   Accrued expenses and other payables............................       56,213
                                                                    -----------
   Total Liabilities..............................................    7,470,169
                                                                    -----------
  NET ASSETS......................................................  $40,295,269
                                                                    ===========
  NET ASSETS consist of:
   Undistributed net investment income............................  $   565,764
   Accumulated net realized loss on investments...................   (2,577,254)
   Net unrealized appreciation of investments.....................    3,149,607
   Allowance for management incentive fee.........................     (227,752)
   Par value......................................................          405
   Paid-in capital in excess of par value.........................   39,384,499
                                                                    -----------
  Total Net Assets................................................  $40,295,269
                                                                    ===========
  Shares of Common Stock Outstanding ($0.01 par value, 100,000
  authorized).....................................................       40,463
  NET ASSET VALUE PER SHARE.......................................  $    995.85
                                                                    ===========


                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Operations
For the Year Ended October 31, 1999


  INVESTMENT INCOME:
   Interest income...............................................  $   364,937
                                                                   -----------
  EXPENSES:
   Managing investment advisory fees (Note 2)....................      468,230
   Legal fees....................................................      125,999
   Administration fees (Note 2)..................................       58,000
   Directors' fees and expenses (Note 2).........................       43,501
   Interest Expense on Loans (Note 4)............................       14,306
   Miscellaneous expenses........................................       38,618
                                                                   -----------
   Total Expenses................................................      748,654
   Expenses reimbursed by Managing Investment Adviser (Note 2)...     (146,907)
                                                                   -----------
   Net Expenses..................................................      601,747
                                                                   -----------
  NET INVESTMENT LOSS............................................     (236,810)
                                                                   -----------
  NET REALIZED AND UNREALIZED GAIN (LOSS): (Note 1)
   Net realized loss on investments..............................   (2,449,598)
   Net change in unrealized appreciation of investments..........    5,669,810
                                                                   -----------
  NET REALIZED AND UNREALIZED GAIN...............................    3,220,212
                                                                   -----------
  Net change in allowance for management incentive fee...........     (227,752)
                                                                   -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........  $ 2,755,650
                                                                   ===========


                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Changes in Net Assets


                                                       Year Ended October 31,
                                                          1999         1998
                                                       -----------  -----------
  OPERATIONS:
   Net investment loss...............................  $  (236,810) $  (160,455)
   Net realized gain (loss) on investments...........   (2,449,598)     356,562
   Net change in unrealized appreciation
   (depreciation) of investments.....................    5,669,810   (7,706,795)
   Net change in allowance for management incentive
   fee...............................................     (227,752)     122,095
                                                       -----------  -----------
   Net increase (decrease) in net assets resulting
   from operations...................................    2,755,650   (7,388,593)
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain.................................     (367,573)  (1,883,686)
                                                       -----------  -----------
  Net increase (decrease) in net assets..............    2,388,077   (9,272,279)
  NET ASSETS:
   Beginning of year.................................   37,907,192   47,179,471
                                                       -----------  -----------
   End of year (including undistributed net
   investment income of $565,764 and $417,716,
   respectively).....................................  $40,295,269  $37,907,192
                                                       ===========  ===========


                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Statement of Cash Flows
For the Year Ended October 31, 1999


  CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
   Proceeds from Sales of Investments............................. $ 3,653,921
   Purchases of Investments.......................................  (2,931,879)
   Net Decrease in Short Term Investments.........................     316,094
   Investment Income..............................................     283,968
   Interest Paid..................................................     (14,912)
   Operating Expenses Paid........................................    (538,166)
                                                                   -----------
   Net Cash Provided for Investing and Operating Activities.......     769,026
                                                                   -----------
  CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions Paid.............................................    (367,573)
   Cash Receipts from Borrowings..................................  (1,000,000)
                                                                   -----------
   Net Cash Used by Financing Activities..........................  (1,367,573)
                                                                   -----------
   Net Decrease in Cash...........................................    (598,547)
  Cash at Beginning of Year.......................................     603,540
                                                                   -----------
  Cash at End of Year............................................. $     4,993
                                                                   ===========
  Reconciliation of Net Investment Income to Net Cash Used for
  Investing and Operating Activities:
   Net Investment Loss............................................ $  (236,810)
   Proceeds from Sales of Investments.............................   3,653,921
   Purchases of Investments.......................................  (2,931,879)
   Net Increase in Short-Term Investments.........................     316,094
   Net Decrease in Receivables Related to Operations..............     (70,063)
   Net Decrease in Payables Related to Operations.................     (45,800)
   Accretion/Amortization of Discounts and Premiums...............      83,563
                                                                   -----------
   Net Cash Provided for Investing and Operating Activities....... $   769,026
                                                                   ===========


                       See Notes to Financial Statements

UST Private Equity Investors Fund, Inc.
Financial Highlights--Selected Per Share Data and Ratios


  For a Fund share outstanding throughout each period

                                                                       August 1,
                                                                       1995* to
                                   Year Ended October 31,             October 31,
                             1999      1998       1997       1996        1995
                            -------  ---------  ---------  ---------  -----------
  NET ASSET VALUE,
  BEGINNING OF PERIOD.....  $936.84  $1,165.99  $1,055.77  $  992.32   $1,000.00
                            -------  ---------  ---------  ---------   ---------
  Offering Costs..........    --        --         --         --           (8.53)
                            -------  ---------  ---------  ---------   ---------
  INCOME FROM INVESTMENT
  OPERATIONS
   Net Investment Income
   (Loss).................    (5.85)     (3.97)      5.35      40.33       12.86
   Net Realized and
   Unrealized Gain (Loss)
   on Investments.........    79.57    (181.64)    144.20      32.84       (0.17)
   Net Change in Allowance
   for Management
   Incentive fee..........    (5.63)      3.01      (2.91)     (0.10)     --
                            -------  ---------  ---------  ---------   ---------
   Total from Investment
   Operations.............    68.09    (182.60)    146.64      73.07       12.69
                            -------  ---------  ---------  ---------   ---------
  DISTRIBUTIONS
   Net Investment Income..    --        --         (35.34)     (9.62)     (11.84)
   Net Realized Gain......    (9.08)    (46.55)     (1.08)    --          --
                            -------  ---------  ---------  ---------   ---------
  NET ASSET VALUE, END OF
  PERIOD..................  $995.85  $  936.84  $1,165.99  $1,055.77   $  992.32
                            =======  =========  =========  =========   =========
  TOTAL NET ASSET VALUE
  RETURN+.................     7.33%   (16.22)%     14.37%      7.41%       0.39%
                            =======  =========  =========  =========   =========
  RATIOS AND SUPPLEMENTAL
  DATA
   Net Assets, End of
   Period (Thousands).....  $40,295  $  37,907  $  47,179  $  42,720   $  40,152
   Ratio of Net Operating
   Expenses to Average Net
   Assets.................     1.62%      1.77%      1.65%      1.00%       0.50%**
   Ratio of Gross
   Operating Expenses to
   Average Net Assets++...     2.01%      1.95%      2.02%      1.56%       2.44%**
   Ratio of Net Investment
   Income to Average Net
   Assets.................   (0.64)%    (0.39)%      0.48%      3.96%       5.18%**
   Interest Expense
   Ratio..................     0.04%      0.09%       N/A        N/A         N/A
   Portfolio Turnover
   Rate...................       10%        11%        44%        10%          0%

* Commencement of operations
** Annualized
+ Total investment return based on per share net asset value reflects the effects of changes in net asset value based on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares were issued in a private placement and are not traded, therefore market value total investment return is not calculated. Total return for periods of less than one year are unannualized.
++ Expense ratio before waiver of fees and reimbursement of expenses by adviser.

                       See Notes to Financial Statements

                    UST PRIVATE EQUITY INVESTORS FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  UST Private Equity Investors Fund, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on September 16, 1994 and is registered under the Securities Act of 1933, as amended, as a non-diversified, closed-end management investment company which has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

  The following is a summary of the Fund's significant accounting policies. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  (a) Portfolio valuation:

    The Fund values portfolio securities quarterly and at other such times as in the Board of Directors' view, as circumstances warrant. Investments in securities that are traded on a recognized stock exchange or on the national securities market are valued at the last sale price for such securities on the valuation date. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Direct equity investments that are the same class as a class of stock that is registered and publicly traded, but are subject to regulatory holding periods or other restrictions, are valued based upon the last sales price of the unrestricted stock on the securities exchange on which such securities are primarily traded, less a liquidity discount determined by the Investment Adviser. Direct equity investments for which market quotations are not readily available are carried at fair value as determined in good faith by the Investment Adviser after considering certain pertinent factors, including the cost of the investment, developments since the acquisition of the investment, comparisons to similar publicly traded investments, subsequent purchases of the same investment by other investors, the current financial position and operating results of the issuer and such other factors as may be deemed relevant. Investments in limited partnerships are carried at fair value as determined by the Investment Adviser. In establishing the fair value of investments in other partnerships, the Investment Adviser takes into consideration information received from those partnerships, including their financial statements and the fair value established by the general partner of the investee partnership.

    At October 31, 1999, market quotations were not readily available for securities valued at $29,659,172. Such securities were valued by the Investment Adviser, under the supervision of the Board of Directors. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

  (c) Repurchase agreements:

    The Fund enters into agreements to purchase securities and to resell them at a future date. It is the Fund's policy to take custody of securities purchased and to ensure that the market value of the collateral including accrued interest is sufficient to protect the Fund from losses incurred in the event the counterparty does not repurchase the securities. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  (d) Federal income taxes:

    It is the policy of the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

    Dividends from net investment income are declared and paid at least annually. Any net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. During the current year, permanent differences, primarily due to net operating losses resulted in an increase in undistributed net investment income and a corresponding decrease in additional paid in capital. The reclassification had no effect on net assets.

    The Fund has an unused capital loss carryforward of $1,978,718 available for income tax purposes, to be applied against future net security profits, if any, realized after October 31, 1999. If not applied, the carryover expires in fiscal year 2007.

    At October 31, 1999 the tax basis of the Fund's investments for Federal income tax purposes amounted to $44,055,089. The net unrealized appreciation amounted to $3,149,607, which is comprised of gross unrealized appreciation of $8,020,638 and aggregate gross unrealized depreciation of $4,871,031.

2. Investment Advisory Fee, Administration Fee, and Related Party Transactions

  Pursuant to an Investment Management Agreement ("Agreement"), United States Trust Company of New York ("U.S. Trust") serves as the Managing Investment Adviser to the Fund. Under the Agreement, for the services provided, U.S. Trust is entitled to receive a fee, at the annual rate of 1.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested or committed to be invested in Portfolio Companies or Private Funds and equal to an annual rate of 0.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested in short-term investments and are not committed to Portfolio Companies or Private Funds.

  In addition to the management fee, the Fund has agreed to pay U.S. Trust an incentive fee in an amount equal to 10% of the cumulative realized capital gains (net of realized capital losses and unrealized net capital depreciation), less the aggregate amount of incentive fee payments in prior years. If the amount of the incentive fee in any year is a negative number, or cumulative net realized gains less net unrealized capital depreciation at the end of any year is less than such amount calculated at the end of the previous year U.S. Trust will be required to repay the Fund all or a portion of the incentive fee previously paid.

  Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, (the "Administrator") provides administrative services to the Fund. For the services provided to the Portfolio, the Administrator is entitled to an annual fee of $58,000, which is paid quarterly.

  U.S. Trust has voluntarily agreed to waive or reimburse other operating expenses of the Fund, exclusive of management fees, to the extent they exceed 0.42% of the Fund's net assets, and U.S. Trust will waive or reimburse, exclusive of management fees, all such expenses with respect to that portion of the Fund's net assets, determined as of the end of each fiscal quarter, that is invested in short-term investments.

  Each Director of the Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. No person who is an officer, director or employee of U.S. Trust, or of any parent or subsidiary thereof, who serves as an officer, director or employee of the Fund receives any compensation from the Fund.

3. Purchases and Sales of Securities

  Purchases and sales of securities, excluding short-term investments, for the Fund aggregated $2,931,879 and $4,090,691, respectively.

  On May 13, 1999, the Fund sold its investments in CommSite International, Inc. resulting in total proceeds of $2,718,750, of which $300,000 is held in escrow.

  At October 31, 1999, the Fund had outstanding investment commitments totaling $1,252,698.

4. Note Payable

  At October 31, 1999 the Fund had a $7,000,000 note payable to The Chase Manhattan Bank. The proceeds were used for temporary investment purposes. The note had an interest rate equal to the Federal Funds rate plus 0.50%. The note was collateralized by a United States Treasury Bill which is identified in the Schedule of Investments. The note was paid in its entirety on November 1, 1999. The average daily amount of borrowings during the period ended October 31, 1999 was $254,795 with a related weighted average annualized interest rate of 5.61%.

5. Transactions with Affiliated Companies

  An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. The Fund did not receive dividend or interest income from affiliated companies during the period. Transactions with companies which are or were affiliates are as follows:

                                                   Sales    Realized   Value
                                       Purchases  Proceeds   Gains    (Note 1)
                                       --------- ---------- -------- ----------
Signius Corporation................... $    --    $     --    $--    $1,347,116
CommSite International, Inc...........      --    2,718,750    --           --
Cardiopulmonary Corp..................      --          --     --     2,340,722
Best Friends Pet Care, Inc............  525,000         --     --     3,525,000
                                       --------  ----------   ----   ----------
                                       $525,000  $2,718,750   $--    $7,212,838
                                       ========  ==========   ====   ==========

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
UST Private Equity Investors Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of UST Private Equity Investors Fund, Inc., including the portfolio of investments, as of October 31, 1999, the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the indicated periods. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to expenses an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UST Private Equity Investors Fund, Inc. at October 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years then ended and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

New York, New York
December 14, 1999

Federal Income Tax Information (Unaudited)

  In order to meet certain requirements of the Internal Revenue Code we are advising you that the $367,437 distributions paid by the fund during the fiscal year October 31, 1999 is from long term capital gains.

  The percentage of income earned from direct treasury obligations was 23.79% for the fund.

  Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.

Year 2000 Risk (Unaudited)

  The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000, and distinguish between the year 2000 and the year 1900. This is commonly known as the "Year 2000 Problem." The investment adviser and the Fund's other service providers advise that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. Currently, they do not anticipate that the transition to the 21st Century will have any material impact on their ability to continue to service the Fund at current levels. At this time, however, there can be no assurance that their efforts will be sufficient to avoid any adverse impact on the Fund as a result of the Year 2000 Problem. In addition, the Fund and its shareholders may experience losses as a result of computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Fund does business.

  Furthermore, many foreign countries are not as prepared as the U.S. for the year 2000 transition. As a result, computer difficulties in foreign markets and with foreign institutions as a result of the Year 2000 Problem may add to the possibility of losses to the Fund and its shareholders.